RBC SMID Cap Growth Fund

RBC Enterprise Fund

RBC Small Cap Core Fund

RBC Microcap Value Fund

Supplement dated September 27, 2012 to the RBC Equity Funds Prospectus (“Prospectus”) dated

November 23, 2011 as revised on June 29, 2012 and July 30, 2012 and the Statement of Additional Information (“SAI”) dated November 23, 2011 as revised on April 2, 2012.

This Supplement provides new and additional information beyond that contained in the
Prospectus and SAI and should be read in conjunction with the Prospectus and SAI.

Closure of Class C Shares

The Board of Trustees of RBC Funds Trust has approved the closure of Class C Shares of the RBC SMID Cap Growth Fund, RBC Enterprise Fund, RBC Small Cap Core Fund, and RBC Microcap Value Fund (each a “RBC Equity Fund”) and the conversion of Class C Shares of each RBC Equity Fund into Class A Shares of the same RBC Equity Fund (the “Conversion”). As a result of the Conversion, each outstanding Class C Share will be automatically exchanged for Class A Shares of the same Equity Fund with an aggregate net asset value equal to the aggregate net asset value of the Class C Shares so exchanged.

No redemption fees or sales charges will be applied in connection with the conversion of Class C Shares to Class A Shares. In addition, all sales charges for future purchases of Class A Shares by former Class C shareholders will be waived. The Conversion will allow Class C shareholders to benefit from the lower expense structure associated with Class A Shares. For more information on the fees and expenses of the Class A Shares, please see the Fees and Expenses section on pages 6, 12, 17 and 21 of the Prospectus.

It is anticipated that the Conversion will be tax-free for federal income tax purposes, which means that holders of Class C Shares of each RBC Equity Fund will not have a taxable gain or loss on the conversion of their Class C Shares. You should consult your tax adviser regarding the effect, if any, of the Conversion in light of your particular circumstances, as well as the state and local tax consequences, if any.

The Conversion is expected to occur on or before November 27, 2012 (the “Conversion Date”). Effective immediately, Class C Shares will be closed to new investors. Existing shareholders may continue to purchase and redeem Class C Shares and will continue to receive dividends and distributions in additional Class C Shares (unless they have elected to receive dividends and distributions in cash) until the close of business on the Conversion Date.

Closure of Class S Shares

The Board of Trustees of RBC Funds Trust has also approved the closure of Class S Shares of each RBC Equity Fund. In connection with such closure, the Board has authorized the conversion of Class S Shares of the RBC SMID Cap Growth Fund and RBC Enterprise Fund into Class I Shares of such funds as well as the redesignation of Class S shares of the RBC Small Cap Core Fund and RBC Microcap Value Fund (which do not currently have Class I Shares) as Class I Shares of such funds. As a result of these changes (referred to herein as the “Redesignation”), holders of Class S Shares will automatically become holders of Class I Shares which have the same fee and expense structure with an aggregate net asset value equal to the value of the Class S Shares previously held.

No redemption fees or sales charges will be applied in connection with the Redesignation of Class S Shares as Class I Shares. The Redesignation will allow Class S shareholders to continue to bear the same expense structure associated with Class S Shares because the expense structure of the Class I Shares of the RBC SMID Cap Growth Fund and RBC Enterprise Fund is the same as that associated with the Class S Shares of those Equity Funds, and the expense structure of the Class I shares of the RBC Small Cap Core Fund and RBC Microcap Value Fund (which do not currently have Class I Shares) will be the same as that associated with the Class S Shares of those Equity Funds. For more information on the fees and expenses of the Class I Shares of the RBC SMID Cap Growth Fund and RBC Enterprise Fund, please see the Fees and Expenses section on pages 6 and 12 of the Prospectus. The information on the fees and expenses of the Class I shares of the RBC Small Cap Core Fund and RBC Microcap Value Fund will be the same as the information on the fees and expenses of the Class S Shares of such funds on pages 17 and 21 of the Prospectus.

The Redesignation is expected to occur on or before November 27, 2012 (the “Redesignation Date”). Effective immediately, Class S Shares of the RBC SMID Cap Growth Fund and RBC Enterprise Fund will be closed to new investors. Class S Shares of the RBC Small Cap Core Fund and RBC Microcap Value Fund will continue to be available until the Redesignation Date. Existing shareholders may continue to purchase and redeem Class S Shares and will continue to receive dividends and distributions in additional Class S Shares (unless they have elected to receive dividends and distributions in cash) until the close of business on the Redesignation Date.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE